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                              UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                            March 24, 2009

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


          Delaware                       0-20193                 73-1238709
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code  (918-488-8068)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01  Regulation FD Disclosure.

     On March 24, 2009, the registrant sent out a letter to the shareholders. A copy of the letter is attached to this report as Exhibit
99.1 and is being furnished pursuant to Regulation FD.

ITEM 9.01  Financial Statements and Exhibits.

         (d)  Exhibits

              99.1 Letter to the shareholders of Empire Petroleum Corporation dated March 24, 2009

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  March 24, 2009

Empire Petroleum Corporation

BY: /s/ Albert E. Whitehead
    Chief Executive Officer